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Exhibit 10.35

FIRST AMENDMENT TO
DISTRIBUTION AGREEMENT

        This First Amendment to Distribution Agreement, made effective December 31, 2004, is entered into between INVATEC S.r.l. (hereinafter referred to as "INVATEC") having a registered office at Via Martiri della Libertà 7, Roncadelle (BS), Italy, represented by its Chief Executive Officer, Mr. Andrea Venturelli,

        and

        ev3 Inc. (hereinafter referred to as "EV3") having a registered office at 4600 Nathan Lane, Plymouth Minnesota 55442, represented by its President and Chief Executive Officer, Mr. James M. Corbett,

        (INVATEC and EV3 are hereinafter also referred to as the "PARTIES")

and amends a certain Distribution Agreement among the PARTIES which became effective in June, 2004 (the "AGREEMENT").

        WHEREAS, the PARTIES have been performing as if the following terms and conditions were a part of the Agreement, having reached agreement on the terms through email and live discussion during November 2004; and

        WHEREAS, the PARTIES now wish to memorialize their agreement in a written modification to the AGREEMENT in order to clarify and modify certain provisions;

        NOW, THEREFORE, the PARTIES hereby agree as follows:

I.
Sections 1.2, 1.4, 1.16, and 6.3 of the AGREEMENT shall be deleted and replaced with the following:

  1.2      "AGGREGATE MINIMUM ANNUAL VALUE OF PURCHASES" shall mean: the aggregate minimum value of orders of the PRODUCTS which EV3 must place during any twelve (12) months period for delivery in the same twelve (12) months period for delivery in the same twelve (12) months period, starting from the January 1, 2005;

  1.4      "ANNUAL TARGETS" shall mean: the targeted orders per each group of PRODUCTS during any twelve (12) months period for delivery in the same twelve (12) months period for EV3 to reach, starting from January 1, 2005;

  1.16    "MINIMUM ANNUAL VOLUME OF PURCHASES" shall mean: the minimum volume of orders per each group of PRODUCTS that EV3 must place during any twelve (12) months period for delivery in the same twelve (12) months period, starting from January 1, 2005;

  6.3      It is agreed that the obligations set hereinabove under Articles 6.1 and 6.2 will become effective on January 1, 2005.

II.
Section 1.8 of the AGREEMENT (FIRST APPROVAL DATE), shall be deleted and left blank.

III.
The PARTIES agree that the EFFECTIVE DATE of the AGREEMENT shall be June 26, 2004. In addition, the first sentence of Section 11.1 shall be deleted, and replaced with the following:

  The AGREEMENT shall come into force at the EFFECTIVE DATE and shall expire on December 31, 2007 (the "INITIAL TERM").

IV.
The following pricing is added to Exhibit 3 (Price-List):

Per Product/PRICE ($/€)	1-12 months	13-24 months	25-36 months
[***]	[***]	[***]	[***]
V.
The MINIMUM ANNUAL VOLUME OF PURCHASES for ONDA, MARIS, and WIRES set forth in Exhibit 4 are deleted and replaced with the following:

PRODUCT GROUP/Units	1-12 months	13-24 months	25-36 months	TOTAL
[***]	[***]	[***]	[***]	[***]

[***]
Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

VI.
The ANNUAL TARGETS for ONDA, MARIS, and WIRES set forth in Exhibit 6 are deleted and replaced with the following:

PRODUCT Group/Units	1-12 months	13-24 months	25-36 months	TOTAL
[***]	[***]	[***]	[***]	[***]
VII.
The PARTIES agree that in connection with the modifications to the AGREEMENT, the refundable amount of the SIGN UP FEE described in Section 2.5 will be reduced by 200,000€/$240,000. In addition, the repayment of the remaining $4,760,000 SIGN UP FEE will begin only after the first 2,000,000€ of purchases by EV3 from INVATEC.

VIII.
Sections 3.4 and 9.1 shall be stricken and replaced with the following:

3.4
EV3 shall notify INVATEC within three (3) working days of any technical complaints relating to the PRODUCTS that EV3 received from any competent authority in the TERRITORY, in sufficient detail to allow INVATEC to comply with any and all applicable LAWS. EV3 shall also advise INVATEC of any regulatory action (e.g. request of information on the PRODUCTS, proposed changes in labeling, packaging, storage conditions, and recalls) which would affect the PRODUCTS in the TERRITORY. INVATEC will notify EV3 within three (3) working days of receiving notice of any technical complaints relating to the PRODUCTS that INVATEC received from any competent authority, in sufficient detail to allow EV3 to comply with any and all applicable LAWS. INVATEC shall also advise EV3 of any regulatory action (e.g. request of information on the PRODUCTS, proposed changes in labeling, packaging, storage conditions, and recalls) which would affect the PRODUCTS in the TERRITORY.

9.1
The PARTIES will notify each other within three (3) working days of any adverse events related and/or connected to the promotion, distribution and/or sale of the PRODUCTS in the TERRITORY which come to their notice or any of their representatives' notice and will take any temporary appropriate action to protect each others interests. EV3 shall be responsible for handling all inquires and any adverse device experience reporting requirements related to the PRODUCTS, including any vigilance reporting, and shall provide duplicate copies to INVATEC. INVATEC will cooperate with and assist EV3 in submitting any report required by the applicable competent authority, including, without limitation, performing a failure analysis of the returned PRODUCT. If EV3 provides to INVATEC any returned PRODUCTS or samples of PRODUCTS, INVATEC shall, upon written request, return such PRODUCTS to EV3 after INVATEC has performed the necessary analysis.

IX.
The following language shall be added to the AGREEMENT as new Sections 7.3 and 7.4, and Sections 10.2(iv) and (v):

7.3
INVATEC shall provide with each shipment of PRODUCT a Certificate of Conformance identifying the testing conducted by INVATEC to ensure each lot meets the SPECIFICATIONS. The Certificate of Conformance shall be in a form mutually agreed to by the PARTIES in writing.

7.4
INVATEC will notify EV3, according to an agreed upon notice schedule, prior to and after completion of the implementation of any change that may affect the PRODUCTS, including, without limitation, product-specific changes where there is an actual or potential impact on end-item specifications/limits/dimensions, intended use or operation, labeling, regulatory compliance, appearance, cosmetic criteria, and/or increase in manufacturing cots. INVATEC agrees to provide test results to EV3 within 10 days of making any such changes to assure that the PRODUCTS meet SPECIFICATIONS and compliance with applicable LAWS.

10.2
INVATEC undertakes to:

(iv)
allow EV3, upon reasonable notice and during business hours, to inspect INVATEC'S production, packaging and quality control facilities as well as INVATEC'S quality records relating to the PRODUCTS to verify INVATEC'S compliance with the manufacturing, quality systems and procedures for the PRODUCTS under this AGREEMENT and the LAWS, PROVIDED HOWEVER, THAT EV3 ACCEPTS LIMITED ACCESS TO PROPRIETARY AREAS UPON THE SOLE DISCRETION OF INVATEC;

[***]
Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    (v)
    perform necessary corrective actions to mutually agreed upon audit items.

X.
Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the AGREEMENT. All other terms and conditions of the AGREEMENT shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have subscribed their names to this Agreement the day and year written below.

EV3 INC.		INVATEC S.R.L.
By:	/s/ JAMES M. CORBETT James M. Corbett President and Chief Executive Officer	By:	/s/ ANDREA VENTURELLI Andrea Venturelli Chief Executive Officer
Date Signed: 02-07-05		Date Signed: 10/02/05

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  Exhibit 10.35